AdvisorDesigns Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated September 30, 2006,
To Current Prospectus Dated May 1, 2006

Effective September 30, 2006, the number of Round Trip Transfers permitted for the Rydex VT Commodities Subaccount is reduced to 8 Round Trip Transfers during a 12 month period.

Effective January 1, 2007, the permitted number of Round Trip Transfers allowed for the Rydex VT Commodities Subaccount will be reduced to 4 Round Trip Transfers during a 12 month period.

The table under the "Frequent Transfer Restrictions" section of the Prospectus is deleted in its entirety and replaced with the following:

Subaccount	Number of Round Trip Transfers*
All Rydex Subaccounts, except the Rydex VT Sector Rotation and the Rydex VT Commodities	Unlimited
Potomac Dynamic VP HY Bond	8
Rydex VT Sector Rotation	6
AIM V.I. Capital Appreciation, PIMCO VIT Real Return, PIMCO VIT Total Return, RVT CLS AdvisorOne Amerigo, RVT CLS AdvisorOne Clermont, Rydex VT Commodities**, SBL Global, SBL Small Cap Value	4
Wells Fargo Advantage Opportunity VT	2
Federated Fund for U.S. Government Securities II, Federated High Income Bond II, Fidelity VIP Contrafund, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, Fidelity Investment Grade Bond, Neuberger Berman AMT Guardian, Neuberger Berman AMT Partners	1***
*Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

**Effective September 30, 2006, the Company will permit 8 round trip transfers and effective January 1, 2007 will permit 4 round trip transfers in any 12-month period. Please note that to the extent a trade was effected within the 12-month period preceding the transfer in question, it will be included in the number of round trip transfers permitted. Such transfer will be included in the number permitted even if effected prior to September 30, 2006.

***Number of round trip transfers that can be made in any three month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Please Retain This Supplement For Future Reference